EXHIBIT 99.3

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

Assumptions: 1mL = 20

                                      30 CPR                15 CPR

Period              Date       Effective Coupon Cap   Effective Coupon Cap
       1        10/25/2005           20.256910             20.270000
       2        11/25/2005           20.259480             20.270000
       3        12/25/2005           20.262120             20.270000
       4         1/25/2006           20.264850             20.270000
       5         2/25/2006           20.267670             20.270000
       6         3/25/2006           20.270570             20.270000
       7         4/25/2006           19.954730             19.567690
       8         5/25/2006           19.740840             19.155990
       9         6/25/2006           19.399970             18.618750
      10         7/25/2006           19.202020             18.248040
      11         8/25/2006           18.952510             17.820000
      12         9/25/2006           18.709050             17.415870
      13        10/25/2006           17.892970             16.532940
      14        11/25/2006           17.571490             16.065040
      15        12/25/2006           17.431800             15.811860
      16         1/25/2007           17.115800             15.363240
      17         2/25/2007           16.894930             15.030650
      18         3/25/2007           16.988060             15.071120
      19         4/25/2007           16.466690             14.399960
      20         5/25/2007           16.359110             14.218680
      21         6/25/2007           16.055900             13.812600
      22         7/25/2007           15.963040             13.659390
      23         8/25/2007           15.869300             13.472060
      24         9/25/2007           15.693140             13.227420
      25        10/25/2007           15.209300             12.808720
      26        11/25/2007           14.914920             12.438770
      27        12/25/2007           14.866210             12.358870
      28         1/25/2008           14.576860             12.001770
      29         2/25/2008           14.453870             11.835130
      30         3/25/2008           14.558880             11.944540
      31         4/25/2008           14.135940             11.441630
      32         5/25/2008           14.113240             11.408080
      33         6/25/2008           13.840310             11.084070
      34         7/25/2008           14.182970             11.419120
      35         8/25/2008           15.197600             12.375140
      36         9/25/2008           15.094570             12.250330
      37        10/25/2008           12.538270             10.703130
      38        11/25/2008           12.161660             10.378140
      39        12/25/2008           12.296190             10.521900
      40         1/25/2009           12.007460             10.216550
      41         2/25/2009           12.187180             10.394430
      42         3/25/2009           12.843500             11.094020
      43         4/25/2009           12.025030             10.232810
      44         5/25/2009           12.177800             10.401010
      45         6/25/2009           11.872940             10.085690
      46         7/25/2009           12.136660             10.366820
      47         8/25/2009           11.834820             10.056610
      48         9/25/2009           11.784950             10.010400
      49        10/25/2009           11.958310             10.199070
      50        11/25/2009           11.654360              9.885170
      51        12/25/2009           11.832420             10.079550
      52         1/25/2010           11.532680              9.770470
      53         2/25/2010           11.473130              9.710560
      54         3/25/2010           12.196820             10.473270
      55         4/25/2010           11.373170              9.611800
      56         5/25/2010           11.563100              9.814770
      57         6/25/2010           12.115920             10.354750
      58         7/25/2010           12.871290             11.120340
      59         8/25/2010           14.056460             12.287890
      60         9/25/2010           11.255830             11.055610
      61        10/25/2010           11.632910             11.420290

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